Long-Term Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt
Long-term debt as of December 31, 2016 and 2015 is as follows:

(dollars in millions)	Interest Rate	Principal	Unamortized Discount, Premium, and Deferred Financing Costs	Total
Year Ended December 31, 2016
Senior secured asset-based revolving credit facility	—%	$—	$—	$—
CDW UK revolving credit facility	—%	—	—	—
Senior secured term loan facility	3.3%	1,483.0	(14.9)	1,468.1
CDW UK term loan	1.8%	69.1	(1.6)	67.5
Senior notes due August 15, 2022	6.0%	600.0	(5.6)	594.4
Senior notes due September 1, 2023	5.0%	525.0	(5.3)	519.7
Senior notes due December 1, 2024	5.5%	575.0	(6.0)	569.0
Other long-term obligations		15.7	—	15.7
Total long-term debt		3,267.8	(33.4)	3,234.4
Less current maturities of long-term debt		(18.5)	—	(18.5)
Long-term debt, excluding current maturities		$3,249.3	$(33.4)	$3,215.9

Year Ended December 31, 2015
Senior secured asset-based revolving credit facility	—%	$—	$—	$—
CDW UK revolving credit facility	—%	—	—	—
Senior secured term loan facility	3.3%	1,498.1	(6.7)	1,491.4
CDW UK term loan	2.0%	88.4	(0.6)	87.8
Senior notes due August 15, 2022	6.0%	600.0	(6.6)	593.4
Senior notes due September 1, 2023	5.0%	525.0	(6.2)	518.8
Senior notes due December 1, 2024	5.5%	575.0	(6.7)	568.3
Total long-term debt		3,286.5	(26.8)	3,259.7
Less current maturities of long-term debt		(27.2)	—	(27.2)
Long-term debt, excluding current maturities		$3,259.3	$(26.8)	$3,232.5

Senior Secured Asset-backed Revolving Credit Facility (“Revolving Loan”)
The Revolving Loan is a $1,250 million senior secured asset-based credit facility that matures on June 6, 2019. The Revolving Loan provides availability for borrowings and issuance of letters of credit. In addition, the Revolving Loan includes an inventory floorplan sub-facility that enables the Company to maintain an inventory financing agreement with a financial intermediary to facilitate the purchase of inventory from certain vendors on more favorable terms than offered directly by the vendors.
Borrowings under the Revolving Loan are limited by a borrowing base. As of December 31, 2016, the Company had $1 million of undrawn letters of credit, $533 million reserved for the floorplan sub-facility and a borrowing base of $1,479 million, which is based on the amount of eligible inventory and accounts receivable balances as of November 30, 2016. As of December 31, 2016, the Company could have borrowed up to an additional $716 million under the Revolving Loan. Borrowings are also limited by a minimum liquidity condition, which provides that, if excess cash availability is less than the lower of (i) $125 million and (ii) the greater of (A) 10.0% of the borrowing base and (B) $100 million, the lenders are not required to lend additional amounts under the Revolving Loan unless the consolidated fixed charge coverage ratio, as defined, is at least 1.00 to 1.00.
Borrowings under the Revolving Loan bear interest at a variable interest rate plus an applicable margin. The interest rate margin is based on one of two indices, either (i) LIBOR, or (ii) the Alternate Base Rate (“ABR”) with the ABR being the greater of (a) the prime rate, (b) the federal funds effective rate plus 50 basis points or (c) the one-month LIBOR plus 1.00%. The applicable margin varies (1.50% to 2.00% for LIBOR borrowings and 0.50% to 1.00% for ABR borrowings) depending upon average daily excess cash availability under the agreement evidencing the Revolving Loan and is subject to a reduction of 0.25% if, and for as long as, CDW LLC’s corporate credit rating from Standard & Poor’s Rating Services is BB or better and CDW LLC’s corporate family rating from Moody’s Investors Service, Inc. is Ba3 or better (in each case with stable or better outlook). The rate reduction is currently applicable as the Company has met the requirement.
CDW UK Revolving Credit Facility (“UK Facility”)
The CDW UK Term Loan agreement, discussed below, includes the UK Revolving Credit Facility. The UK Facility is a multi-currency revolving credit facility expiring on August 1, 2021, under which CDW UK is permitted to borrow an aggregate amount of £50 million ($62 million as of December 31, 2016).
Senior Secured Term Loan Facility (“Term Loan”)
On August 17, 2016, the Company entered into a new seven-year $1,490 million aggregate principal amount Term Loan at a price of 99.5% of par, resulting in a discount of $7 million. Fees of $5 million were capitalized as deferred financing costs. The discount and fees are being amortized over the term of the notes on a straight-line basis. The Term Loan replaced the prior senior secured term loan facility (the “Prior Term Loan Facility”) that had an outstanding aggregate principal amount of $1,490 million. In connection with this refinancing, the Company recorded a loss on extinguishment of long-term debt of $2 million, representing the write-off of a portion of the unamortized deferred financing costs and unamortized discount related to the Prior Term Loan Facility.
The Company is required to make quarterly principal payments of 0.25% of the original principal amount on the Term Loan, with remaining principal amount payable at maturity date of April 17, 2023. Borrowings under the Term Loan bear interest at either (a) the alternate base rate (“ABR”) plus a margin or (b) LIBOR plus a margin; provided that for the purposes of the Term Loan, LIBOR shall not be less than 0.75% per annum at any time (“LIBOR Floor”). The margin is based upon a net leverage ratio as defined in the Term Loan which is 1.25% for ABR borrowings and 2.25% for LIBOR borrowings. As of December 31, 2016, an interest rate of 3.25% was in effect, which represents the LIBOR rate of 1.00% plus a 2.25% margin.
CDW UK Term Loan
On August 1, 2016, the Company entered into a new five-year £56 million ($69 million as of December 31, 2016) aggregate principal amount term loan facility (the “CDW UK Term Loan”), which replaced the prior senior secured term loan facility (the “Prior CDW UK Term Loan Facility”) that had an outstanding aggregate principal amount of £56 million. Fees of less than $1 million were capitalized as deferred financing costs and are being amortized over the term of the loan on a straight-line basis.
Commencing during the quarter ending September 30, 2018, the Company is required to make annual principal installments of £5 million with the remaining principal amount payable on the maturity date of August 1, 2021. Borrowings under the CDW UK Term Loan bear interest at LIBOR plus a margin, payable quarterly on the last day of each March, June, September and December. As of December 31, 2016, an interest rate of 1.77% was in effect, which represents LIBOR plus a 1.40% margin.
In connection with this refinancing, the Prior CDW UK Term Loan Facility was amended to include both the CDW UK Term Loan and a £50 million ($62 million as of December 31, 2016) revolving credit facility (the “CDW UK Revolving Credit Facility”).
6.0% Senior Notes due 2022 (“2022 Senior Notes”)
At December 31, 2016, the outstanding principal amount of the 2022 Senior Notes was $600 million. The 2022 Senior Notes will mature on August 15, 2022 and bear interest at a rate of 6.0% per annum, payable semi-annually on February 15 and August 15 of each year. The first interest payment date was February 15, 2015.
5.0% Senior Notes due 2023 (“2023 Senior Notes”)
At December 31, 2016, the outstanding principal amount of the 2023 Senior Notes was $525 million.
On March 3, 2015, CDW LLC and CDW Finance Corporation, as co-issuers, completed the issuance of $525 million aggregate principal amount of 2023 Senior Notes at par. Fees of $7 million related to the 2023 Senior Notes were capitalized as deferred financing costs and are being amortized over the term of the notes on a straight-line basis. The 2023 Notes will mature on September 1, 2023 and bear interest rate of 5.0% per annum, payable semi-annually on March 1 and September 1 of each year.
5.5% Senior Notes due 2024 (“2024 Senior Notes”)
At December 31, 2016, the outstanding principal amount of the 2024 Senior Notes was $575 million. The 2024 Senior Notes will mature on December 1, 2024 and bear interest at a rate of 5.5% per annum, payable semi-annually on June 1 and December 1 of each year.
Debt Guarantors, Covenants and Restrictions
CDW LLC is the borrower under the Term Loan and Revolving Loan. CDW LLC and CDW Finance Corporation are the co-issuers of the 2022, 2023 and 2024 Senior Notes (“Senior Notes”). The obligations under the Term Loan, the Revolving Loan and the Senior Notes are guaranteed by Parent and each of CDW LLC’s direct and indirect, wholly owned, US subsidiaries (the “Guarantors”).
The Revolving Loan is collateralized by a first priority interest in inventory (excluding inventory collateralized under the inventory floorplan arrangements as described in Note 6 (Inventory Financing Agreements) deposits, and accounts receivable, and a second priority interest in substantially all US assets.
The Term Loan is collateralized by a second priority interest in substantially all inventory (excluding inventory collateralized under the inventory floorplan arrangements as described in Note 6 (Inventory Financing Agreements) deposits, and accounts receivable, and by a first priority interest in substantially all other U.S. assets.
As of December 31, 2016, the Company remained in compliance with the covenants under its various credit agreements. The Term Loan contains negative covenants that, among other things, place restrictions and limitations on the ability of the Guarantors to dispose of assets, incur additional indebtedness, incur guarantee obligations, prepay other indebtedness, make distributions or other restricted payments, create liens, make equity or debt investments, make acquisitions, engage in mergers or consolidations or engage in certain transactions with affiliates. As of December 31, 2016, the amount of CDW’s restricted payment capacity under the Term Loan was $892 million. However, the Company is separately permitted to make restricted payments, so long as the total net leverage ratio is less than 3.25 on a pro forma basis. The total net leverage ratio was 2.68 as of December 31, 2016.
Each of the Senior Notes indentures contain negative covenants that, among other things, place restrictions and limitations on the ability of the Guarantors to enter into sale and lease-back transactions, incur additional secured indebtedness and create liens. The indenture governing each of the Senior Notes do not contain any financial covenants.
The CDW UK Term Loan Agreement imposes restrictions on CDW UK's ability to transfer funds to the Company through the payment of dividends, repayment of intercompany loans, advances or subordinated debt that require, among other things, the maintenance of a minimum net leverage ratio. As of December 31, 2016, the amount of restricted payment capacity under the CDW UK Term Loan was $131 million.
Long-Term Debt Maturities
A summary of Long term debt maturities is as follows:

(in millions)
Years ending December 31,
2017	18.4
2018	24.8
2019	25.1
2020	25.3
2021	65.4
Thereafter	3,108.8
$3,267.8

Fair Value
The fair values of the Senior Notes were estimated using quoted market prices for identical liabilities that are traded in over-the-counter secondary markets that are not considered active. The fair value of the Term Loan was estimated using dealer quotes for identical liabilities in markets that are not considered active. The Senior Notes and Term Loan are classified as Level 2 within the fair value hierarchy. The carrying value of the CDW UK Term Loan was £56 million ($69 million), which approximated fair value due to the short period of time between the issuance of this loan on August 1, 2016 and December 31, 2016. The fair value of the CDW UK Term Loan was estimated using a discounted cash flow analysis based on current incremental borrowing rates for similar arrangements. The approximate fair values and related carrying values of the Company's long-term debt, including current maturities and excluding unamortized discount and unamortized deferred financing costs, were as follows:

	December 31,
(in millions)	2016	2015
Fair value	$3,334.8	$3,330.4
Carrying value	3,267.8	3,286.5

Interest Rate Cap Agreements
In order to manage the risk associated with changes in interest rates on borrowings under the Term Loan, the Company maintains interest rate cap agreements.
During the year ended December 31, 2016, the Company entered into interest rate cap agreements at a rate of 1.5% with a combined notional value of $1,400 million. The Company paid the counterparties premiums totaling $2 million in exchange for the right to receive payments equal to the amount, if any, by which the three-month LIBOR exceeds 1.5% during the agreement period. These interest rate cap agreements are effective from January 17, 2017 to December 31, 2018. These interest rate cap agreements replaced the previous interest rate cap agreements with the same notional amount which expired in January 2017.
The Company’s interest rate cap agreements have not been designated as cash flow hedges for GAAP accounting purposes. The interest rate cap agreements are recorded at fair value on the Company’s consolidated balance sheet in Other Assets each period, with changes in fair value recorded directly to interest expense in the Company’s Consolidated Statements of Operations. The fair value of the Company’s interest rate cap agreements is classified as Level 2 in the fair value hierarchy. The valuation of the interest rate cap agreements is derived by using a discounted cash flow analysis on the expected cash receipts that would occur if variable interest rates rise above the strike rates of the caps. This analysis reflects the contractual terms of the interest rate cap agreements, including the period to maturity, and uses observable market-based inputs, including LIBOR curves and implied volatilities. The Company also incorporates insignificant credit valuation adjustments to appropriately reflect the respective counterparty’s nonperformance risk in the fair value measurements. The counterparty credit spreads are based on publicly available credit information obtained from a third party credit data provider.
The fair value of the interest rate cap agreements was $5 million and less than $1 million at December 31, 2016 and 2015 respectively.